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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 21, 2001
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                     INTEGRATED INFORMATION SYSTEMS, INC.
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              (Exact Name of Registrant as Specified in Charter)


         Delaware                        29947                860624332
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(State or Other Jurisdiction           Commission           (IRS Employer
     of Incorporation)                File Number)        Identification No.)


                1480 South Hohokam Drive, Tempe, Arizona   85281
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                (Address of Principal Executive Offices) (Zip code)



Registrant's telephone number, including area code  (480) 317-8000
                                                   ---------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.   Other Events

     Attached hereto as Exhibit 99.1 is a copy of Integrated Information Systems, Inc.'s press release dated December 21, 2001 titled "IIS Enters Into Agreements to Hire the Management and Professional Staff and Acquire Certain Assets of Goliath Networks."

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits.
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 Exhibit
 Number   Description
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  99.1    Press release of Integrated Information Systems, Inc. dated December
          21, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTEGRATED INFORMATION SYSTEMS, INC.

Date:  December 27, 2001          By:  /s/ James G. Garvey, Jr.
                                       -----------------------------------------
                                       James G. Garvey, Jr.
                                       (President and Chief Executive Officer)

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